Annuity & Life Re (Holdings), Ltd.
Quarterly Statement of Net Income and Other Financial Data

	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002
Revenues
Net Premiums	$14,310,641	$18,385,942	$28,657,263	$58,563,721	$61,365,914	$89,090,406	$84,934,401	$92,065,743
Investment Income	9,250,735	(1,101,429)	16,250,225	5,734,738	8,158,689	20,055,130	31,127,396	26,366,669
Realized gains(losses)	678,925	(101,432)	(52,025)	4,896,176	1,663,868	8,935,951	9,297,351	1,837,672
Net Change in FV of ED’s	607,388	1,846,939	2,808,427	(1,717,537)	13,754,859	(7,591,580)	(13,277,823)	(6,566,805)
Other Revenue	1,074,932	1,235,993	1,667,997	3,002,778	1,390,247	2,549,743	3,549,362	6,161,207

Total Revenues	25,922,621	20,266,013	49,331,887	70,479,876	86,333,577	113,039,650	115,630,687	119,864,486

Benefits and Expenses
Claims and Benefits	$10,244,658	$19,413,255	19,075,004	84,425,206	75,089,440	127,768,226	91,381,831	74,443,139
Annuity Interest	3,529,250	(2,750,729)	7,642,151	4,217,542	4,871,759	14,154,754	18,345,349	20,948,167
Policy Acquisition & Insurance costs	8,180,997	8,620,567	22,796,448	44,631,210	52,501,064	52,177,650	17,492,342	40,571,869
Financing Costs	—	—		—	—	6,867,795	3,731,580	1,053,037
Operating Expenses	2,767,362	2,160,343	3,605,189	5,922,358	6,346,130	11,951,126	3,826,602	3,142,272

Total Benefits and Expenses	24,722,267	27,443,436	53,118,792	139,196,316	138,808,393	212,919,551	134,777,704	140,158,484
Cumulative Effect	(365,960)				—	—	—	—

Net Income (Loss)	$834,394	$(7,177,423)	$(3,786,905)	$(68,716,440)	$(52,474,816)	$(99,879,901)	$(19,147,017)	$(20,293,998)

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	678,925	(101,432)	(52,025)	4,896,176	1,663,868	8,935,951	9,297,351	1,837,672
Net Change in FV of ED’s (3)	607,388	1,846,939	2,808,427	(1,717,537)	13,754,859	(7,591,580)	(13,277,823)	(6,566,805)
Change in DAC Amort from ED’s	—	—	—	—	(6,953,904)	981,124	5,790,244	903,739
Transamerica	930,342	602,126	(4,449,469)	(102,918)	883,041	(2,799,031)	2,000	(24,123,300)

Operating (Loss) Income, X-TA	$(1,382,261)	$(9,525,056)	$(2,093,838)	$(71,792,162)	$(61,822,680)	$(99,406,365)	$(20,958,789)	$7,654,696

Net Income (Loss) per Share
Basic
Shares	25,786,161	25,957,081	25,893,861	25,841,057	25,796,195	25,755,411	25,733,141	25,722,016
Earnings	$0.03	$(0.28)	$(0.15)	$(2.66)	$(2.03)	$(3.88)	$(0.74)	$(0.79)
Diluted
Shares	26,126,451	25,957,081	25,893,861	26,324,716	26,325,845	26,089,620	26,100,766	26,755,190
Earnings	$0.03	$(0.28)	$(0.15)	$(2.66)	$(2.03)	$(3.88)	$(0.74)	$(0.79)
Operating (Loss) Income, per fully diluted share X-TA (2)	$(0.05)	$(0.37)	$(0.08)	$(2.73)	$(2.35)	$(3.81)	$(0.80)	$0.29
Life Insurance In force
Face Amount (000’s)	$16,695,700	$17,510,100	$30,488,600	$60,397,300	$68,989,300	$117,511,100	$150,948,700	$137,182,089
Premium	$56,000,000	$54,580,000	$96,281,000	$156,300,000	$261,541,595	$261,541,595	$325,350,000	$333,800,000
Annuity Deposits (000s)	$677,459	$670,718	$704,798	$815,685	$998,609	$1,443,143	$1,464,668	$1,464,394
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	10.93%	11.73%	7.75%	8.20%	8.74%	9.91%	2.97%	2.49%
YTD	10.93%	8.60%	8.30%	8.47%	8.74%	4.68%	2.94%	2.92%
Book Value per Share (1)	$5.18	$5.11	$5.39	$5.52	$8.23	$10.28	$14.73	$15.21

[Additional columns below]

[Continued from above table, first column(s) repeated]

	3/31/2002	12/31/01	9/30/01	6/30/01	3/31/01	12/31/00	9/30/00	6/30/00
Revenues
Net Premiums	$78,006,891	$69,837,478	$66,813,664	$61,628,943	$53,513,153	$49,901,622	$44,588,022	$37,684,372
Investment Income	24,589,790	24,194,090	24,239,602	19,605,194	23,089,810	60,286,132	23,745,266	25,819,232
Realized gains(losses)	(321,708)	(195,145)	1,078,933	320,629	25,621	(1,133,867)	(702,549)	(2,417,880)
Net Change in FV of ED’s	1,590,098	8,596,369	(5,265,396)	1,846,981	(148,927)
Other Revenue	3,896,125	5,228,601	5,512,939	4,644,690	3,133,471	1,829,461	1,689,451	1,589,357

Total Revenues	107,761,196	107,661,393	92,379,742	88,046,437	79,613,128	110,883,348	69,320,190	62,675,081

Benefits and Expenses
Claims and Benefits	58,815,606	54,325,087	74,873,807	45,201,447	41,624,668	33,913,597	36,040,180	29,898,304
Annuity Interest	17,922,346	18,768,251	14,401,290	7,797,407	8,291,470	43,692,693	5,322,440	8,063,576
Policy Acquisition & Insurance costs	15,636,118	31,359,643	43,306,421	26,889,334	25,025,150	16,286,966	14,922,217	14,919,657
Financing Costs	1,295,704	1,200,000	—	—	—	—	—	—
Operating Expenses	3,657,792	3,719,608	2,478,698	2,689,045	2,665,070	3,926,303	2,328,514	2,165,313

Total Benefits and Expenses	97,327,566	109,372,589	135,060,216	82,577,233	77,606,358	97,819,559	58,613,351	55,046,850
Cumulative Effect	—	—	—	—	(3,665,735)	—	—	—

Net Income (Loss)	$10,433,630	$(1,711,196)	$(42,680,474)	$5,469,204	$(1,658,965)	$13,063,789	$10,706,839	$7,628,231

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	(321,708)	(195,145)	1,078,933	320,629	25,621	(1,133,867)	(702,549)	(2,417,880)
Net Change in FV of ED’s (3)	1,590,098	8,596,369	(5,265,396)	1,846,981	(3,814,662)	—	—	—
Change in DAC Amort from ED’s	598,981	(2,730,908)	269,009	257,264	884,451	—	—	—
Transamerica	(2,300)	(15,778,360)	(22,024,398)	(7,222,726)	(7,020,468)	2,842,156	4,120,238	4,011,938

Operating (Loss) Income, X-TA	$8,568,559	$8,396,848	$(16,738,622)	$10,267,056	$8,266,093	$11,355,500	$7,289,150	$6,034,173

Net Income (Loss) per Share
Basic
Shares	25,705,328	25,695,578	25,683,328	25,591,746	25,501,331	25,499,999	25,499,999	25,499,999
Earnings	$0.41	$(0.07)	$(1.66)	$0.21	$(0.07)	$0.51	$0.42	$0.30
Diluted
Shares	26,968,835	27,813,418	28,534,245	28,211,313	27,960,971	27,676,641	27,419,525	27,311,063
Earnings	$0.39	$(0.07)	$(1.66)	$0.19	$(0.07)	$0.47	$0.39	$0.28
Operating (Loss) Income, per fully diluted share X-TA (2)	$0.32	$0.30	$(0.59)	$0.36	$0.30	$0.41	$0.27	$0.22
Life Insurance In force
Face Amount (000’s)	$129,238,000	$117,400,000	$104,000,000	$91,105,000	$83,205,000	$77,016,000	$61,419,000	$55,467,000
Premium	$310,400,000	$240,100,000	$227,000,000	$203,600,000	$184,900,000	$159,000,000	$140,600,000	$136,700,000
Annuity Deposits (000s)	$1,503,144	$1,516,796	$1,629,042	$1,550,816	$1,553,352	$1,595,129	$1,480,004	$1,569,619
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	3.45%	3.75%	2.54%	3.12%	3.34%	3.54%	3.36%	3.45%
YTD	3.45%	3.19%	2.97%	3.23%	3.34%	3.39%	3.30%	3.27%
Book Value per Share (1)	$15.78	$15.65	$15.91	$17.36	$17.33	$17.13	$16.43	$16.02

(1) Computed as reported BV divided by outstanding shares.
(2) Utilizes fully diluted shares even if they are anti-dilutive.
(3) Includes cumulative effect of a change in accounting principle.

Annuity & Life Re (Holdings), Ltd.
Quarterly Statement of Net Income and Other Financial Data

	3/31/00	12/31/99	9/30/99	6/30/99	3/31/99	12/31/98	9/30/98	6/30/98
Revenues
Net Premiums	$36,230,006	$43,114,344	$21,101,366	$18,372,285	$18,247,102	$17,878,140	$10,065,750
Investment Income	26,797,697	26,724,547	19,528,879	20,677,325	18,159,060	14,464,369	5,366,566	4,299,615
Realized gains(losses)	(562,825)	(597,464)	(793,008)	(157,755)	263,458	1,505,617	1,018,990	148,674
Net Change in FV of ED’s Other Revenue	1,807,601	1,575,505	1,250,961	149,262	239,701	311,243

Total Revenues	64,272,479	70,816,932	41,088,198	39,041,117	36,909,321	34,159,369	16,451,306	4,448,289

Benefits and Expenses
Claims and Benefits	32,958,111	31,447,754	17,232,038	15,507,499	15,765,869	14,897,615	8,399,500
Annuity Interest	8,763,595	9,724,666	4,762,521	3,948,668	3,876,829	1,989,000
Policy Acquisition & Insurance costs	12,856,683	16,751,414	9,052,163	8,991,772	7,405,339	6,341,697	200,175
Financing Costs	—	—	—	—	—	—	—	—
Operating Expenses	1,991,214	3,133,536	1,326,416	1,846,935	1,378,915	1,705,631	1,191,465	873,278

Total Benefits and Expenses	56,569,603	61,057,370	32,373,138	30,294,874	28,426,952	24,933,943	9,791,140	873,278
Cumulative Effect	—	—	—	—	—	—	—	—

Net Income (Loss)	$7,702,876	$9,759,562	$8,715,060	$8,746,243	$8,482,369	$9,225,426	$6,660,166	$3,575,011

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	(562,825)	(597,464)	(793,008)	(157,755)	263,458	1,505,617	1,018,990	148,674
Net Change in FV of ED’s (3)	—	—	—	—	—	—	—	—
Change in DAC Amort from ED’s	—	—	—	—	—	—	—	—
Transamerica	4,008,208	3,446,911	3,429,323	4,062,300	2,653,060	2,242,565	—	—

Operating (Loss) Income, X-TA	$4,257,493	$6,910,115	$6,078,745	$4,841,698	$5,565,851	$5,477,244	$5,641,176	$3,426,337

Net Income (Loss) per Share
Basic
Shares	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	21,016,483
Earnings	$0.30	$0.38	$0.34	$0.34	$0.33	$0.36	$0.26	$0.17
Diluted
Shares	27,443,307	27,369,033	27,218,541	27,114,771	27,181,315	27,373,430	26,629,834	22,405,132
Earnings	$0.28	$0.36	$0.32	$0.32	$0.31	$0.34	$0.25	$0.16
Operating (Loss) Income, per fully diluted share X-TA (2)	$0.16	$0.25	$0.22	$0.18	$0.20	$0.20	$0.21	$0.15
Life Insurance In force
Face Amount (000’s)	$52,654,000	$45,407,000	$36,558,000	$31,229,000	$29,960,000	$22,538,000	$15,000,000
Premium	$131,200,000	$110,000,000	$79,200,000	$73,700,000	$73,000,000	$54,900,000	$40,000,000
Annuity Deposits (000s)	$1,651,256	$1,603,383	$1,625,983	$1,607,049	$1,510,639	$1,283,676	$1,057,702
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	3.10%	4.42%	3.23%	4.73%	3.74%	4.99%	7.24%	19.63%
YTD	3.10%	4.09%	3.89%	4.25%	3.74%	6.85%	9.88%	19.63%
Book Value per Share (1)	$15.64	$15.37	$15.18	$14.95	$14.88	$14.72	$14.55	$14.03

(1) Computed as reported BV divided by outstanding shares.
(2) Utilizes fully diluted shares even if they are anti-dilutive.
(3) Includes cumulative effect of a change in accounting principle.

Annuity & Life Re
Segment Performance Information, Restated for FAS 133 and LMIG

	December 31, 2000
Life Reinsurance	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Life premiums	34,690,006	36,324,372	42,548,022	47,875,622
Net investment income	1,466,942	1,605,164	1,498,751	1,467,938

Total Revenues	36,156,948	37,929,536	44,046,773	49,343,560

Benefits	32,038,096	28,971,653	35,454,847	32,796,883
Expenses	2,424,402	4,860,553	4,196,248	7,764,144
Financing costs	—	—	—	—

Total Expenses	34,462,497	33,832,206	39,651,095	40,561,027

Life Segment Income (Loss)	1,694,451	4,097,330	4,395,678	8,782,533

Invested assets	93,223,039	92,321,040	85,898,474	98,719,458

Total Assets	132,550,727	241,491,920	269,145,189	291,657,595

Policyholder benefit liabilities	45,067,769	151,407,586	168,560,545	172,096,303

Total Liabilities	51,835,227	157,470,420	179,023,689	179,720,125

Shareholders equity	80,715,500	84,021,500	90,121,500	111,937,470

Segment Return on Equity — Annualized	9.0%	19.9%	20.2%	34.8%

ROR	4.7%	10.8%	10.0%	17.8%

Annuity Reinsurance
Annuity premiums and fees	3,347,601	2,949,357	3,729,451	3,855,461
Net investment income	21,241,480	19,889,025	17,917,534	54,736,268

Total Revenues	24,589,081	22,838,382	21,646,985	58,591,729

Annuity Benefits	9,683,610	8,990,227	5,907,773	44,809,407
Expenses	11,176,398	10,884,127	11,616,811	10,125,081

Total Expenses	20,860,009	19,874,355	17,524,584	54,934,488

Annuity Segment Income (Loss), before cumulative effect of FAS 133	3,729,072	2,964,027	4,122,401	3,657,241
Cumulative effect of FAS 133	—	—	—	—

Annuity Segment Income (Loss)	3,729,072	2,964,027	4,122,401	3,657,241

Invested assets	1,549,411,492	1,484,681,045	1,403,461,868	1,499,613,767

Total Assets	1,724,828,149	1,643,051,707	1,555,032,266	1,675,647,751

Interest sensitive contract liabilities	1,652,943,649	1,571,873,207	1,482,253,766	1,597,985,221

Total Liabilities	1,652,943,649	1,571,873,207	1,482,253,766	1,597,985,221

Shareholders equity	71,884,500	71,178,500	72,778,500	77,662,530

Segment Return on Equity — Annualized	20.6%	16.6%	22.9%	19.4%

Seg inc/Ave Policyholder Liab — Annualized	0.9%	0.7%	1.1%	0.9%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	December 31, 2001
Life Reinsurance	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Life premiums	51,003,153	59,308,943	63,923,667	67,542,477
Net investment income	1,399,958	1,704,157	2,027,692	2,877,741

Total Revenues	52,403,111	61,013,100	65,951,358	70,420,219

Benefits	40,361,817	44,033,754	73,371,548	53,154,853
Expenses	7,907,171	9,602,197	13,004,348	9,421,985
Financing costs	—	—	—	1,200,000

Total Expenses	48,268,988	53,635,950	86,375,896	63,776,839

Life Segment Income (Loss)	4,134,123	7,377,149	(20,424,537)	6,643,380

Invested assets	98,053,528	126,400,607	151,311,682	264,434,485

Total Assets	304,343,877	333,362,942	401,683,367	538,181,649

Policyholder benefit liabilities	176,221,387	187,984,169	212,609,621	221,145,594

Total Liabilities	184,226,407	203,710,642	255,380,367	375,485,898

Shareholders equity	120,117,470	129,652,300	146,303,000	162,695,751

Segment Return on Equity — Annualized	14.3%	23.6%	-59.2%	17.2%

ROR	7.9%	12.1%	-31.0%	9.4%

Annuity Reinsurance
Annuity premiums and fees	5,643,471	6,964,689	8,402,936	7,523,602
Net investment income	17,894,195	15,797,730	13,622,109	27,321,433

Total Revenues	23,537,665	22,762,419	22,025,045	34,845,035

Annuity Benefits	9,554,321	8,965,100	15,903,549	19,938,485
Expenses	18,265,791	18,463,065	31,507,297	24,055,706

Total Expenses	27,820,111	27,428,166	47,410,846	43,994,191

Annuity Segment Income (Loss), before cumulative effect of FAS 133	(4,282,446)	(4,665,746)	(25,385,802)	(9,149,155)
Cumulative effect of FAS 133	(3,665,735)	—	—	—

Annuity Segment Income (Loss)	(7,948,181)	(4,665,746)	(25,385,802)	(9,149,155)

Invested assets	1,458,736,475	1,456,392,079	1,562,593,817	1,492,722,891

Total Assets	1,632,014,571	1,630,980,947	1,713,508,054	1,602,020,485

Interest sensitive contract liabilities	1,556,532,041	1,553,833,247	1,631,111,054	1,520,316,236

Total Liabilities	1,556,532,041	1,553,833,247	1,631,111,054	1,520,316,236

Shareholders equity	75,482,530	77,147,700	82,397,000	81,704,249

Segment Return on Equity — Annualized	-22.4%	-24.5%	-127.3%	-44.6%

Seg inc/Ave Policyholder Liab — Annualized	-1.1%	-1.2%	-6.4%	-2.3%

Annuity & Life Re
Segment Performance Information, Restated for FAS 133 and LMIG

	December 31, 2002
Life Reinsurance	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Life premiums	75,163,415	89,431,564	82,304,042	86,281,988
Net investment income	3,982,629	5,033,613	4,404,125	5,581,802

Total Revenues	79,146,044	94,465,177	86,708,167	91,863,790

Benefits	57,176,440	71,565,974	77,925,339	111,461,759
Expenses	13,447,202	15,280,408	14,990,085	44,569,012
Financing costs	1,295,704	1,053,037	3,731,580	6,867,794

Total Expenses	71,919,346	87,899,418	96,647,003	162,898,564

Life Segment Income (Loss)	7,226,698	6,565,759	(9,938,836)	(71,034,773)

Invested assets	275,563,872	302,098,565	340,711,970	303,207,491

Total Assets	566,428,888	605,018,193	657,422,016	528,577,026

Policyholder benefit liabilities	234,131,629	254,695,355	280,915,909	269,619,809

Total Liabilities	388,658,888	419,318,193	452,822,016	322,877,026

Shareholders equity	177,770,000	185,700,000	204,600,000	205,700,000

Segment Return on Equity — Annualized	17.0%	14.5%	-20.4%	-138.5%

ROR	9.1%	7.0%	-11.5%	-77.3%

Annuity Reinsurance
Annuity premiums and fees	6,739,601	8,795,385	6,179,721	5,358,161
Net investment income	20,176,153	12,599,964	12,355,845	6,222,901

Total Revenues	26,915,754	21,395,350	18,535,566	11,581,062

Annuity Benefits	19,561,512	23,825,333	31,801,841	30,461,221
Expenses	4,417,842	27,307,389	4,987,368	14,311,626

Total Expenses	23,979,353	51,132,722	36,789,209	44,772,847

Annuity Segment Income (Loss), before cumulative effect of FAS 133	2,936,401	(29,737,373)	(18,253,643)	(33,191,785)
Cumulative effect of FAS 133	—	—	—	—

Annuity Segment Income (Loss)	2,936,401	(29,737,373)	(18,253,643)	(33,191,785)

Invested assets	1,483,747,426	1,471,125,940	1,462,326,418	1,446,104,341

Total Assets	1,588,375,551	1,553,294,479	1,549,867,709	1,527,343,080

Interest sensitive contract liabilities	1,505,945,551	1,467,194,479	1,464,667,709	1,443,143,080

Total Liabilities	1,505,945,551	1,467,194,479	1,464,667,709	1,443,143,080

Shareholders equity	82,430,000	86,100,000	85,200,000	84,200,000

Segment Return on Equity — Annualized	14.3%	-141.2%	-85.2%	-156.7%

Seg inc/Ave Policyholder Liab — Annualized	0.8%	-8.0%	-5.0%	-9.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	December 31, 2003
Life Reinsurance	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter
Life premiums	58,575,661	56,053,471	28,035,629	17,750,914	13,665,652
Net investment income	1,594,325	1,453,958	1,977,934	891,141	949,848
Total Revenues	60,169,987	57,507,429	30,013,563	18,642,054	14,615,501

Benefits	68,573,550	58,156,608	17,741,449	18,180,838	10,126,936
Expenses	36,742,604	38,689,150	11,693,345	6,991,763	4,313,985
Financing costs	—	—	—	—	—

Total Expenses	105,316,155	96,845,758	29,434,795	25,172,601	14,440,920

Life Segment Income (Loss)	(45,146,168)	(39,338,329)	578,769	(6,530,547)	174,580

Invested assets	256,932,453	242,567,939	141,914,107	126,796,271	93,133,674

Total Assets	446,513,145	396,766,778	273,604,371	250,732,481	216,526,757

Policyholder benefit liabilities	256,908,708	235,720,387	187,391,334	161,105,541	161,055,848

Total Liabilities	346,213,145	306,766,778	225,404,371	216,932,481	184,226,757

Shareholders equity	100,300,000	90,000,000	48,200,000	33,800,000	32,300,000

Segment Return on Equity — Annualized	-139.2%	-165.4%	3.4%	-63.7%	2.11%

ROR	-75.0%	-68.4%	1.9%	-35.0%	1.19%

Annuity Reinsurance
Annuity premiums and fees	4,180,500	5,513,028	2,289,632	1,871,021	1,719,921
Net investment income	19,922,631	2,253,771	16,817,569	(725,732)	8,200,153

Total Revenues	24,103,131	7,766,799	19,107,200	1,145,289	9,920,074

Annuity Benefits	11,387,649	30,486,140	8,975,705	(1,518,312)	3,646,972
Expenses	20,585,958	10,344,598	13,573,014	2,658,605	4,939,490

Total Expenses	31,973,607	40,830,738	22,548,719	1,140,293	8,586,461

Annuity Segment Income (Loss), before cumulative effect of FAS 133	(7,870,476)	(33,063,939)	(3,441,519)	4,996	1,333,613
Cumulative effect of FAS 133	—	—	—	—	(365,960)

Annuity Segment Income (Loss)	(7,870,476)	(33,063,939)	(3,441,519)	4,996	967,653

Invested assets	984,719,779	798,170,410	691,161,997	657,250,211	631,385,390

Total Assets	1,043,908,700	849,885,167	730,598,264	695,317,546	702,159,200

Interest sensitive contract liabilities	998,608,700	815,685,167	704,798,264	670,717,546	677,459,200

Total Liabilities	998,608,700	815,685,167	704,798,264	670,717,546	677,459,200

Shareholders equity	45,300,000	34,200,000	25,800,000	24,600,000	24,700,000

Segment Return on Equity — Annualized	-57.7%	-332.7%	-45.9%	0.1%	21.6%

Seg inc/Ave Policyholder Liab — Annualized	-2.6%	-11.7%	-1.6%	0.0%	0.8%

Annuity & Life Re
Segment Performance Information

	December 31, 2000
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Corporate
Net investment income, including realized capital gains and (losses)	3,526,450	1,907,163	3,626,432	2,948,059
Expenses	1,247,097	1,340,290	1,437,672	2,324,044

Net income	2,279,353	566,874	2,188,761	624,015

Invested assets	244,947,333	254,993,063	259,775,025	253,596,024

Total Assets	251,794,745	258,277,877	264,999,434	257,381,545

Total Liabilities	5,441,098	4,595,910	5,320,890	5,765,769

Shareholders equity	246,353,647	253,681,967	259,678,544	251,615,776

Segment Return on Equity — Annualized	3.7%	0.9%	3.4%	1.0%

Consolidated
Net premiums and fees	38,037,607	39,273,729	46,277,473	51,731,083
Net investment income, including realized capital gains and (losses)	26,234,872	23,401,352	23,042,717	59,152,265

Total Revenues	64,272,479	62,675,081	69,320,190	110,883,348

Policyholder Benefits	41,721,706	37,961,880	41,362,620	77,606,290
Expenses	14,847,897	17,084,970	17,250,731	20,213,269
Financing costs	—	—	—	—

Total benefits and expenses	56,569,603	55,046,850	58,613,351	97,819,559

Net income (loss), before cumulative effect of FAS 133	7,702,876	7,628,231	10,706,839	13,063,789
Cumulative effect of FAS 133	—	—	—	—

Net Income (Loss)	7,702,876	7,628,231	10,706,839	13,063,789

Invested assets, including funds withheld	1,887,581,864	1,831,995,148	1,749,135,367	1,851,929,249

Total Assets	2,109,173,621	2,142,821,504	2,089,176,889	2,224,686,891

Policyholder benefit and interest sensitive contract liabilities	1,698,011,418	1,723,280,793	1,650,814,311	1,770,081,524

Total Liabilities	1,710,219,974	1,733,939,537	1,666,598,345	1,783,471,115

Shareholders equity	398,953,647	408,881,967	422,578,544	441,215,776

Segment Return on Equity — Annualized	7.8%	7.6%	10.3%	12.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	December 31, 2001
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Corporate
Net investment income, including realized capital gains and (losses)	3,672,352	4,270,917	4,403,338	2,396,139
Expenses	1,517,258	1,513,117	1,273,474	1,601,558

Net income	2,155,093	2,757,800	3,129,864	794,581

Invested assets	258,975,192	261,316,480	213,182,175	156,312,422

Total Assets	262,947,177	270,959,673	218,103,053	170,570,456

Total Liabilities	5,378,378	10,742,871	18,157,941	12,781,614

Shareholders equity	257,568,799	260,216,802	199,945,112	157,788,842

Segment Return on Equity — Annualized	3.4%	4.3%	5.4%	1.8%

Consolidated
Net premiums and fees	56,646,624	66,273,633	72,326,603	75,066,079
Net investment income, including realized capital gains and (losses)	22,966,504	21,772,804	20,053,139	32,595,314

Total Revenues	79,613,128	88,046,437	92,379,742	107,661,393

Policyholder Benefits	49,916,138	52,998,854	89,275,097	73,093,339
Expenses	27,690,220	29,578,379	45,785,119	35,079,249
Financing costs	—	—	—	1,200,000

Total benefits and expenses	77,606,358	82,577,233	135,060,216	109,372,588

Net income (loss), before cumulative effect of FAS 133	2,006,770	5,469,204	(42,680,474)	(1,711,195)
Cumulative effect of FAS 133	(3,665,735)	—	—	—

Net Income (Loss)	(1,658,965)	5,469,204	(42,680,474)	(1,711,195)

Invested assets, including funds withheld	1,815,765,195	1,844,109,166	1,927,087,675	1,913,469,798

Total Assets	2,199,305,625	2,235,303,562	2,333,294,474	2,310,772,590

Policyholder benefit and interest sensitive contract liabilities	1,732,753,428	1,741,817,416	1,843,720,675	1,741,461,830

Total Liabilities	1,746,136,826	1,768,286,760	1,904,649,362	1,908,583,748

Shareholders equity	453,168,799	467,016,802	428,645,112	402,188,842

Segment Return on Equity — Annualized	1.8%	4.8%	-38.1%	-1.6%

Annuity & Life Re
Segment Performance Information

	December 31, 2002
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Corporate
Net investment income, including realized capital gains and (losses)	1,699,398	4,003,959	10,386,955	9,594,797
Expenses	1,428,867	1,126,344	1,341,492	5,248,138

Net income	270,532	2,877,615	9,045,463	4,346,658

Invested assets	155,554,854	131,230,105	87,295,212	(15,872,115)

Total Assets	161,250,407	137,994,918	113,368,735	(11,221,919)

Total Liabilities	15,698,416	18,604,634	23,926,436	10,341,370

Shareholders equity	145,551,991	119,390,284	89,442,299	(21,563,289)

Segment Return on Equity — Annualized	0.7%	8.7%	34.7%	51.2%

Consolidated
Net premiums and fees	81,903,016	98,226,950	88,483,763	91,640,149
Net investment income, including realized capital gains and (losses)	25,858,180	21,637,536	27,146,925	21,399,501

Total Revenues	107,761,196	119,864,485	115,630,688	113,039,650

Policyholder Benefits	76,737,951	95,391,307	109,727,180	141,922,980
Expenses	19,293,910	43,714,140	21,318,944	64,128,777
Financing costs	1,295,704	1,053,037	3,731,580	6,867,794

Total benefits and expenses	97,327,566	140,158,484	134,777,704	212,919,551

Net income (loss), before cumulative effect of FAS 133	10,433,630	(20,293,999)	(19,147,016)	(99,879,901)
Cumulative effect of FAS 133	—	—	—	—

Net Income (Loss)	10,433,630	(20,293,999)	(19,147,016)	(99,879,901)

Invested assets, including funds withheld	1,914,866,152	1,904,454,610	1,890,333,600	1,733,439,717

Total Assets	2,316,054,846	2,296,307,590	2,320,658,460	2,044,698,187

Policyholder benefit and interest sensitive contract liabilities	1,740,077,180	1,721,889,834	1,745,583,618	1,712,762,889

Total Liabilities	1,910,302,855	1,905,117,306	1,941,416,161	1,776,361,476

Shareholders equity	405,751,991	391,190,284	379,242,299	268,336,711

Segment Return on Equity — Annualized	10.3%	-20.4%	-19.9%	-123.4%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	December 31, 2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter
Corporate
Net investment income, including realized capital gains and (losses)	2,060,459	5,205,648	211,124	478,670	1,387,046
Expenses	1,518,631	1,519,821	1,135,278	1,130,542	1,694,885

Net income	541,828	3,685,827	(924,154)	(651,872)	(307,839)

Invested assets	76,740,945	29,576,558	75,167,532	81,659,092	82,300,712

Total Assets	82,205,050	32,087,049	77,216,650	83,832,312	84,886,361

Total Liabilities	11,587,846	9,565,313	8,637,124	7,059,733	4,951,505

Shareholders equity	70,617,204	22,521,736	68,579,526	76,772,579	79,934,856

Segment Return on Equity — Annualized	3.7%	31.7%	-8.1%	-3.6%	-1.57%

Consolidated
Net premiums and fees	62,756,161	61,566,499	30,325,261	19,621,935	15,385,573
Net investment income, including realized capital gains and (losses)	23,577,416	8,913,377	19,006,627	644,078	10,537,048

Total Revenues	86,333,577	70,479,876	49,331,887	20,266,013	25,922,621

Policyholder Benefits	79,961,199	88,642,748	26,717,155	16,662,526	13,773,908
Expenses	58,847,194	50,553,568	26,401,637	10,780,910	10,948,359
Financing costs	—	—	—	—	—

Total benefits and expenses	138,808,393	139,196,316	53,118,792	27,443,436	24,722,267

Net income (loss), before cumulative effect of FAS 133	(52,474,816)	(68,716,440)	(3,786,905)	(7,177,423)	1,200,354
Cumulative effect of FAS 133	—	—	—	—	(365,960)

Net Income (Loss)	(52,474,816)	(68,716,440)	(3,786,905)	(7,177,423)	834,394

Invested assets, including funds withheld	1,318,393,177	1,070,314,907	908,243,636	865,705,574	806,819,776

Total Assets	1,572,626,895	1,278,738,994	1,081,419,285	1,029,882,339	1,003,572,318

Policyholder benefit and interest sensitive contract liabilities	1,255,517,408	1,051,405,554	892,189,598	831,823,087	838,515,048

Total Liabilities	1,356,409,691	1,132,017,258	938,839,759	894,709,760	866,637,462

Shareholders equity	216,217,204	146,721,736	142,579,526	135,172,579	136,934,856

Segment Return on Equity — Annualized	-86.6%	-151.5%	-10.5%	-20.7%	3.53%